BUSINESS CONSULTANT AND MANAGEMENT AGREEMENT

     THIS BUSINESS CONSULTANT AND MANAGEMENT AGREEMENT ("Agreement") is made and entered into in duplicate effective the 26th day of October, 2000, between Luna Medical Technologies, Inc., a Nevada corporation, hereinafter referred to as the "Corporation," and Cameron King, hereinafter referred to as the "Consultant":

                                    RECITALS

A. The Corporation is presently in the business of developing women's health care centers and related products and services.

B. It is the desire of the Corporation to engage the services of the Consultant to perform for the Corporation certain functions in the management and operation of the Corporation and to consult with the Board of Directors and the officers of the Corporation and with the administrative staff concerning problems arising in the fields of the Corporation management; fiscal policies; personnel policies; purchases of equipment, supplies, and services; and other problems which may arise, from time to time, in the operation of the Corporation.

C. It is the desire of the Consultant to consult with the Board of Directors, the officers of the Corporation, and the administrative staff, and to undertake, for the Corporation, the direction of certain functions in the management of the Corporation.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

     1. Term of Agreement. The respective duties and obligations of the parties to this Agreement shall commence on the date specified in the preamble of this Agreement.

     2. Consultations. The Consultant shall make himself available to consult with the Board of Directors, the officers of the Corporation, and the department heads of the administrative staff, at reasonable times, concerning matters pertaining to the organization of the administrative staff, the fiscal policy of the Corporation, the relationship of the Corporation with its employees or with any organization representing its employees, and in general, concerning any problem of importance concerning the business affairs of the Corporation. The Consultant shall devote a minimum of 20 hours per month to the affairs of the Corporation and, any provision of this Agreement to the contrary notwithstanding, the Consultant shall devote only so much time, in excess of 20 hours, to the affairs of the Corporation as the Consultant, in the Consultant's sole discretion, determines to be necessary or appropriate; and the Consultant may be employed by, represent, or perform services for,


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any additional  persons as the Consultant,  in the Consultant's sole discretion, determines to be necessary or appropriate.

     3. Management Authority of Consultant. In addition to the consultation provided for in Paragraph 2 of this Agreement, the Consultant shall provide management of the administrative staff of the Corporation. The administrative staff of the Corporation shall include all the employees of the Corporation directly or indirectly engaged in the affairs of the Corporation other than the Board of Directors of the Corporation, the president, vice president, secretary, and treasurer of the Corporation.

     4. Management Power of Consultant. The business affairs of the Corporation which affect, directly or indirectly, the daily operation of the Corporation's business activities and which arise in the ordinary course of business, shall be conducted by the administrative staff. All the members of the administrative staff shall be employees of the Corporation; however, the Consultant shall have the management authority, subject to the directions of the Corporation's Board of Directors, president, and vice president, over the administrative staff, and shall have the authority to employ (on such terms and for such compensation as he deems proper), discharge, direct, supervise, and control each and every member of the administrative staff. It is the intention of the Corporation to confer on the Consultant all the powers of direction, management, supervision, and control of the administrative staff that the Consultant would have if the members of the administrative staff were direct employees of the Consultant.

     5. Business Manager. The Consultant, in his sole discretion, may employ, in the name of the Corporation, a business manager. If such a business manager is employed, he or she shall act as an administrative assistant to the Consultant and as the chief administrative officer of the administrative staff. The business manager shall be under the direct control and supervision of the Consultant. The Consultant may, from time to time, delegate to the business manager so much of the Consultant's authority as he deems proper with respect to the employment, discharge, direction, control, and supervision of the administrative staff, and the Consultant may withdraw from said business manager, at any time the Consultant deems it expedient or proper so to do, any portion or all of the authority theretofore conferred on the business manager.

     6. Consultant to Act as Agent. From time to time, the Corporation may deem it advisable to enter into various agreements relating to the business of the Corporation. With regard to said agreements, and when directed to do so by the president of the Corporation, the Consultant shall be the agent of the Corporation for the purpose of negotiating the terms and conditions of the said agreements. However, the Consultant shall not obligate the Corporation to said agreements without first obtaining the approval of the terms of said agreements from the Board of Directors of the Corporation.

     7. Employment of Assistants. If it is reasonably necessary for the Consultant to have the aid of assistants or the services of other persons, companies, or firms in order to properly perform the duties and obligations required of the Consultant under this Agreement,


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the Consultant may, from time to time,  employ,  engage, or retain the same. The cost to the Consultant for said services shall be chargeable to the Consultant.

     8. Right to Manage. Except as specifically provided to the contrary herein, and to the greatest degree allowable under the General Corporation Law and other laws of the State of Nevada, it is the intent of the Corporation to confer on the Consultant the right to manage and direct the business affairs of the Corporation for such periods as the Corporation's Board of Directors shall deem appropriate. If any provision of this agreement is adjudged unlawful by any court of competent jurisdiction, the remaining provisions of this agreement shall remain in full force and effect.

     9. Compensation. The Corporation shall issue to the Consultant 100,000 shares of the Corporation's $.001 par value common stock as compensation for providing the services specified in this Agreement.

     10. Recovery of Litigation Costs. In the event any party shall institute any action or proceeding to enforce any provision of this Agreement to seek relief from any violation of this Agreement, or to otherwise obtain any judgment or order relating to or arising from the subject matter of this Agreement, each prevailing party shall be entitled to receive from each losing party such prevailing party's actual attorneys' fees and costs incurred to prosecute or defend such action or proceeding, including, but not limited to, actual attorneys' fees and costs incurred preparatory to such prosecution and defense. Moreover, while a court of competent jurisdiction may assist in determining whether or not the fees actually incurred are reasonable under the circumstances then existing, that court is not to be governed by any judicially or legislatively established fee schedule, and said fees and costs are to include those as may be incurred on appeal of any issue and all of which fees and costs shall be included as part of any judgment, by cost bill or otherwise, and where applicable, any appellate decision rendered in or arising out of such action or proceeding. For purposes of this Agreement, in any action or proceeding instituted by a party, the prevailing party shall be that party in any such action or proceeding (i) in whose favor a judgment is entered, or (ii) prior to trial, hearing or judgment any other party shall pay all or any portion of amounts claimed by the party seeking payment, or such other party shall eliminate the condition, cease the act, or otherwise cure the act of commission or omission claimed by the party initiating such action or proceeding.

     11. Governmental Rules and Regulations. The provisions of this Agreement are subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the relationship and transactions contemplated by the provisions of this Agreement.

     12. Entire Agreement. This Agreement is the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants between the parties with respect to the subject matter of this Agreement, and this Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and


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discussions   by  and  between   and  among  the   parties,   their   respective
representatives, and any other person with respect to the subject matter specified in this Agreement. This Agreement may be amended only by an instrument in writing which expressly refers to this Agreement and specifically states that such instrument is intended to amend this Agreement and is signed by each of the parties. Each of the parties represents, warrants and covenants that in executing this Agreement that such party has (i) relied solely on the terms, conditions and provisions specified in this Agreement and (ii) placed no reliance whatsoever on any statement, representation, warranty, covenant or promise of any other party, or any other person, not specified expressly in this Agreement, or upon the failure of any party or any other person to make any statement, representation, warranty, covenant or disclosure of any nature whatsoever. The parties have included this section to preclude (i) any claim that any party was in any manner whatsoever induced fraudulently to enter into, execute and deliver this Agreement, and (ii) the introduction of parol evidence
to  vary,  interpret,   supplement  or  contradict  the  terms,  conditions  and
provisions of this Agreement.

     13. Severability. In the event any part of this Agreement, for any reason, is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in complete force and effect as if this Agreement had been executed with the invalid portion of this Agreement eliminated, and it is hereby declared the intention of the parties that the parties would have executed the remaining portion of this Agreement without including any such part, parts or portion which, for any reason, hereafter may be declared invalid.

     14. Captions and Interpretation. Captions of the sections of this Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language and as if that language was prepared by all parties and not strictly for or against any party.

     15. Further Assurances. Each party shall take any and all action necessary, appropriate or advisable to execute and discharge such party's responsibilities and obligations created by the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the relationship contemplated by the provisions of this Agreement.

     16. Number and Gender. Whenever the singular number is used in this Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa; and the word "person" shall include corporation, firm, trust, joint venture, trust, estate, municipality, governmental agency, sole proprietorship, political subdivision, fraternal order, club, league, society, organization, joint stock company, association partnership or other form of entity.


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     17. Execution in Counterparts. This Agreement shall be prepared in multiple copies and forwarded to each of the parties for execution. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received, and signed by all the parties, those copies shall constitute one agreement which is not otherwise separable or divisible. Counsel for Employer shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty (30) days after the receipt by such counsel of the last signed copy, and shall cause one such conformed copy to be filed in the principal office of such counsel.

     18. Successors and Assigns. This Agreement shall inure to the benefit of and obligate the undersigned parties and their respective successors and assigns. Whenever, in this Agreement, a reference to any party is made, such reference shall be deemed to include a reference to the successors and assigns of such party. The provisions of this section notwithstanding, no provision of this section shall be construed or interpreted as a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

     19. Reservation of Rights. The failure of any party at any time hereafter to require strict performance by the other party of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect or diminish any right of such party failing to require strict performance to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions specified in this Agreement, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of either party or such party's agents, officers or employees, and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to the non-waiving party specifying such waiver. Each party reserves such party's rights to insist upon strict compliance with the provisions of this Agreement at all times.

     20. No Breach of Existing Agreements. Each party hereby represents, warrants and covenants, upon the execution of this Agreement, such party is not a party to any oral or written agreement which may be breached by such party's execution of this Agreement.

     21. Concurrent Remedies. No right or remedy specified in this Agreement conferred on or reserved to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or


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

remedy which either party may have, either at law, in equity or pursuant to the provisions of this Agreement.

     22. Time. Time is of the essence of this Agreement and each and all of the provisions of this Agreement.

     23. Choice of Law and Consent to Jurisdiction. This Agreement shall be deemed to have been entered into in the State of Nevada, and all questions concerning the validity, interpretation or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties, shall be governed by, and resolved in accordance with, the laws of the State of Nevada. Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement shall be litigated in courts having situs within the State of Nevada, and each party hereby consents to the jurisdiction of any local, state or federal court located within the State of Nevada and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

     24. Assignability. Neither party shall sell, assign, transfer, convey or encumber this Agreement or any right or interest in this Agreement or pursuant to this Agreement, or suffer or permit any such sale, assignment, transfer or encumbrance to occur by operation of law without the prior written consent of the other party. In the event of any sale, assignment, transfer or encumbrance consented to by such other party, the transferee or such transferee's legal representative shall agree with such other party in writing to assume personally, perform and be obligated by the covenants, obligations, terms, conditions and provisions specified in this Agreement.

     25. Consent to Agreement. By executing this Agreement, each party, for himself or itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement.

     IN WITNESS WHEREOF the parties have executed this Agreement in duplicate and in multiple counterparts, each of which shall have the force and effect of an original, on the date specified in the preamble of this Agreement.

"Corporation"                                "Consultant"

Luna Medical Technologies, Inc.,
a Nevada corporation


By:  /s/ Dr. James Swanney                   /s/ Cameron King
     ---------------------------             ---------------------------
     Dr. James Swanney                       Cameron King
Its: President


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